EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Gateway Distributors, Ltd., a Nevada corporation (the "Company"), on Form 10-QSB/A for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Bailey, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 30, 2004.


                                                By /s/  Richard  A.  Bailey
                                                   -----------------------------
                                                   Richard  A.  Bailey,
                                                   Chief  Executive  Officer  of
                                                   Gateway  Distributors,  Ltd.